UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2011
KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 481-8400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02 Results of Operations and Financial Condition.
     On January 31, 2011, Kilroy Realty Corporation issued a press release announcing its earnings for the year ended December 31, 2010 and distributed certain supplemental information. The supplemental information is attached to this report as Exhibit 99.1, and the press release is attached to this report as Exhibit 99.2.
     Item 9.01 Financial Statements and Exhibits.
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
(d) Exhibits.
99.1	Fourth Quarter 2010 Supplemental Financial Report

99.2	Press Release dated January 31, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: January 31, 2011	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Fourth Quarter 2010 Supplemental Financial Report

99.2	Press Release dated January 31, 2011